SCHEDULE 14A--INFORMATION REQUIRED IN PROXY STATEMENT
               (Last amended in Rel. No. 34-34832, eff. 11/23/94.)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ X ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Name of Registrant as Specified in its Charter                IMTEC. Inc.

Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):
[ X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[   ] $500  per  each  party  to the  controversy  pursuant  to  Exchange  Act
      Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)  Proposed maximum aggregate value of transaction:

         Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount previously paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                                   IMTEC, INC.
                                 One Imtec Lane
                               Post Office Box 809
                             Bellows Falls, VT 05101



                    ________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 4, 1995
                    ________________________________________




To the Stockholders of IMTEC, INC.

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of IMTEC, INC., a Delaware corporation (the "Company"), will be held on December 4, 1995, 529 Fifth Avenue, 8th Floor, New York, New York, at the hour of 10:00 a.m., for the following purposes:

1)   To elect three Directors of the Company for the coming year.

2) To ratify the selection of KPMG Peat Marwick LLP as independent certified public accountants for the Company's fiscal year ending June 30, 1996.

3)  To transact such other business as may properly come before the Meeting.


Only stockholders of record at the close of business on October 23, 1995 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                                         George S. Norfleet III
                                                         Secretary

Bellows Falls, Vermont
October 31, 1995

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THIS PURPOSE. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT RECEIVED BY THE COMPANY, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING THEREAT IN PERSON.

                                   IMTEC, INC.
                                 One Imtec Lane
                               Post Office Box 809
                          Bellows Falls, Vermont 05101



                   ----------------------------------------------

                                 PROXY STATEMENT
                   -----------------------------------------------

This Proxy Statement is being mailed on or about November 3, 1995 to all stockholders of record at the close of business on October 23, 1995 in connection with the solicitation of Proxies by the Board of Directors for the Annual Meeting of Stockholders (the "Meeting") to be held on December 4, 1995. Proxies will be solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by the Company. All Proxies duly executed and received by the persons designated as proxy therein will be voted on all matters presented at the Meeting in accordance with the specifications given therein by the person executing such Proxy or, in the absence of specific instructions, will be voted for the named nominees to the Company's Board of Directors and in favor of each of the proposals indicated on such Proxy. The Board does not know of any other matter that may be brought before the Meeting but, in the event that any other matter should come before the Meeting, or any nominee should not be available for election, the persons named as proxy will have authority to vote all Proxies not marked to the contrary in their desecration as they deem advisable. Any stockholder may revoke his Proxy at any time before the Meeting by written notice to such effect received by the Company at the address set forth above, attention: Corporate Secretary, by delivery of a subsequently dated Proxy or by attending the Meeting and voting in person.

The total number of shares of Common Stock of the Company outstanding as of October 23, 1995 was 1,478,888. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on October 23, 1995 will be entitled to vote. A majority of the shares of Common Stock outstanding and entitled to vote, or 739,445 shares, must be present at the Meeting in person or by proxy, in order to constitute a quorum for the transaction of business. The affirmative vote of the holders of a majority of the shares of Common Stock shares present and voting, in person or by proxy, at the Meeting is required to pass upon each of the matters presented.

A list of stockholders entitled to vote at the Meeting will be available at the Company's offices, One Imtec Lane, Bellows Falls, Vermont 05101 for a period of ten (10) days prior to the Meeting and at the Meeting for examination by any stockholder.

                              ELECTION OF DIRECTORS

Three directors are to be elected at the Meeting to serve for a term of one year or until their respective successors shall have been elected and shall have qualified.

Information Concerning Nominees

The following table sets forth the positions and offices presently held with the Company by each nominee, his age, his tenure as a director and his beneficial ownership of shares of the Company's Common Stock owned as of October 23, 1995:

                                                                            Shares of Common
                                                              Year          Stock Beneficially   Approximate
                                                              Became        Owned as of          Percentage
Name                  Age           Position                  Director      October 23, 1995 (1) of Class
----                  ---           --------                  --------      -------------------- --------

Ralph E. Crump        72            Director                  1983          316,430 (2)          21.3%

David Sturdevant      46            Director                  1990          71,875               4.5%

Robert W. Ham         60            Director                  1993          15,000               1.0%

----------------
(1) Includes all shares issuable pursuant to presently exercisable options and warrants and all options and warrants which will become exercisable within sixty (60) days of October 23, 1995.
(2) Includes 159,965 shares owned of record by Mr. Crump's spouse, as to which shares he disclaims beneficial ownership.


     RALPH E. CRUMP was co-founder and is currently a director of Osmonics, Inc. (New York Stock Exchange), Chairman of Structural Instrumentation, Inc. (Nasdaq Small-Cap Market), a director of Mitylite Inc. (Nasdaq National Market) and a director of Stratasys Corp. (Nasdaq Small-Cap Market). Between November 1981 and October 1986, Mr. Crump was Chairman of Med-Chem Products, Inc.. Prior to November 1986, Mr. Crump was Chairman, President and a director of Frigitronics, Inc., a manufacturer of eye care products, which he co-founded in 1962. Frigitronics' Common Stock was listed on the New York Stock Exchange until its acquisition by Revlon in November 1986.

DAVID STURDEVANT was founder and since October 1981 has been a principal of AVI Management Partners, the General Partner of three venture capital partnerships whose collective assets aggregate approximately $18 million dollars with an investment concentration in early stage, high-technology companies. He is a co-founder and, since September 1994, a principal of Managed Investments, Inc., a NASD registered Broker Dealer & Investment Advisor. Mr. Sturdevant is currently a director of Unity Systems Corporation, a privately held company.

     ROBERT W. HAM has been a management consultant specializing in sales organization, sales management and customer focus strategies since 1992. Between 1964 and 1992, Mr. Ham held various sales management positions with Dennison Manufacturing Corp., a Fortune 500 company, leading to Division Vice President of Avery Dennison, where he led a sales organization with sales of $90MM. During his tenure at Dennison, Mr. Ham chaired task teams to merge divisions, achieving reorganization with minimal disruption to customers' and organizations' morale. In addition, he had total profit and loss responsibility for two foreign subsidiary companies and supported customers and company operations in the United States, Mexico, Canada, and Hong Kong.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Executive officers are elected annually by the Board of Directors to hold office until the first meeting of the Board following the next annual meeting of stockholders or until their successors are chosen and qualified.

Identification of Executive Officers
(other than executive officers who are also directors)

RICHARD L. KALICH, age 49, has been President and Chief Executive Officer of the Company since October 1993. Between 1982 and 1993, Mr. Kalich held various management positions with Matthews International, leading to Vice President and Division Manager, where he managed the industrial identification equipment and consumable division.

     BRUCE E. SMITH, age 45, has been Vice President and Operations Officer of the Company since 1984.

     GEORGE S. NORFLEET III, age 48, has been controller since joining the Company in 1985. He was appointed Secretary of the Company in 1988 and Treasurer of the Company in 1990.

Information Concerning the Board

     The Board of Directors held six (6) meetings during the fiscal year ended June 30, 1995 at which all directors were present.

The Audit Committee of the Board reviews the activities of the Company's independent auditors (including fees, services and scope of the audit). The Audit Committee is presently composed of Messrs. Crump and Sturdevant. The Audit Committee held one meeting during the fiscal year ended June 30, 1995 at which all committee members were present.

The Company has no standing nominating or compensation committees of its Board of Directors, nor any committees performing similar functions. The Board of Directors as a whole searches for potential nominees for Board positions and periodically reviews the compensation of the Company's officers and employees and makes appropriate adjustments. The Board of Directors will consider stockholder recommendations for Board positions which are made in writing to the Company's President.


                           EXECUTIVE COMPENSATION AND
                      CERTAIN TRANSACTIONS WITH MANAGEMENT

Summary Compensation

Set forth below is the aggregate compensation for services rendered in all capacities to the Company during the fiscal years ended June 30, 1995, 1994 and 1993 by its chief executive officer. No other executive officers received compensation which exceeded $100,000 during its fiscal year ended June 30, 1995.


                                                         Annual Compensation            Long Term Compensation
Name and                      Fiscal                             Other Annual           Securities Underlying
Principal Position            Year.     Salary(1)      Bonus     Compensation (2)          Options Granted     .

Richard L. Kalich(3)         1995      $ 110,740       $ 423         $19,337
  President and              1994         77,917                       5,100                     50,000
  Chief Executive Officer

---------
(1)  Includes the Company's matching 401(k) contribution.
(2)  Represents a vehicle use allowance and a relocation allowance for Mr. Kalich.
(3)  Mr. Kalich became  Chief Executive Office in October 1993.

Options and Warrant Grants in Last Fiscal Year

     There were no grants of stock options and warrants during the year ended June 30, 1995 to the named executive officer which are reflective in the Summary Compensation table:

Aggregated Option and Warrant Exercises in Last Fiscal Year and Fiscal Year End Option and Warrant Values

     Set forth below is information with respect to options and warrants exercised during the fiscal year ended June 30, 1995 and options and warrants held at June 30, 1995 by the executive officer named in the Summary Compensation table:

                    Number of                        Number of unexercised              Value of unexercised
                    Shares                           Options and Warrants               In-the Money Options and
                    Acquired on     Value            at June 30, 1995               .   Warrants  at June  30, 1995  .
  Name              Exercise        Realized         Exercisable   Unexercisable        Exercisable    Unexercisable

Richard L. Kalich   12,500          $59,375                 0          37,500                  0            $234,375


Employment Agreements

The Company is a party to a three-year agreement expiring in June 1996 with Bruce E. Smith providing for his employment as an executive officer of the Company. Such employment agreement provides for minimum annual compensation level of $70,000, and for the payment of bonuses to such person in the discretion of the Company's Board of Directors. Such agreement also (i) precludes Mr. Smith from competing with the Company for a period of one year following termination of employment, and (ii) requires him to assign to the Company all inventions, concepts and patents developed or secured by him during his term of employment which relate to the Company's activities and products.

Directors' Compensation

All directors of the Company receive $6,000 per annum for their services in such capacities, and do receive reimbursement for out-of-pocket expenses incurred in attending meetings of the Board of Directors.

Stock Option Plans

The Company's 1983 Incentive Stock Option Plan (the "1983 Plan") and 1985 Incentive Stock Option Plan (the "1985 Plan") and 1993 Stock Option Plan (the "1993 Plan" and collectively with the 1983 Plan and the 1985 Plan, the "Plans") provide for the granting of options which are intended to qualify as incentive stock options ("Options") within the meanings of Section 422 of the Code. Options to purchase stock may be granted under the Plans to persons who are executive officers or other employees of the Company.

The exercise price of all Options granted under the Plans must be at least equal to the fair market value of such shares on the date of the grant or, in the case of Options granted to the holder of ten percent of more of the Company's Common Stock, at least 110% of the fair market value of such shares on the date of the grant. The maximum term for which the options may be granted is ten years from the date of grant. The aggregate fair market value (determined at the date of the option grant) of shares with respect to which Options are exercisable for the first time by the holder of the option during any calendar year shall not exceed $100,000.

As of October 23, 1995, there were outstanding options to purchase 243,150 shares of Common Stock, of which Options to purchase 105,000 share of Common Stock were held by executive officers of the Company. Options to purchase 69,061 shares were available for grant on that date.

                           PRINCIPAL SECURITY HOLDERS

The following table sets forth, as of October 23, 1995, information regarding the Company's Common Stock beneficially owned (i) by each person who is known by the Company to own beneficially, or who exercises voting or dispositive control, over more than five (5%) percent of the Company's Common Stock, and (ii) by all directors and executive officers as a group:

                                    Number of Shares                   Percentage of
                                    of Common Stock                      Beneficial
Name and Address                    Beneficially Owned (1)             Ownership (1)
----------------                    ---------------------              -------------

Ralph E. Crump                           316,430 (2)                     21.3% (2)
28 Twisted Oak Circle
Trumbull, CT  06611

Marjorie L. Crump                        316,430 (3)                     21.3% (3)
28 Twisted Oak Circle
Trumbull, CT  06611

Richard L. Kalich                        105,650 (4)                      6.7% (4)
P. O. Box 588
Spofford Village, NH  03462

James R. Williams                        152,495                          9.6%
59 Windsor Court
Keene, NH   03431

TRIGRAN INVESTMENTS. L.P.                117,020                          7.4%
155 Pfingsten Road, Suite 360
Deerfield, IL  60015

All Directors and                        606,865  (2)-(4)                38.4% (2)-(4)
  executive officers as
  a group (6 persons)
----------------------
(1) Includes all shares issuable pursuant to presently  exercisable  options and warrants and all options and warrants which will become  exercisable  within sixty (60) days of October 23, 1995.
(2) Includes  159,965 shares owned of record by Mr. Crump's spouse,  as to which shares he disclaims beneficial ownership.
(3) Includes 156,465 shares owned of record by Mrs. Crump's spouse,  as to which shares she disclaims beneficial ownership.
(4) Includes 28,700 shares owned of record by Mr. Kalich's  spouse,  as to which shares he disclaims beneficial ownership.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by regulations of the SEC to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received by it, or written representation from certain reporting persons that no reports were required for those persons, the Company believes that, during the period from July 1, 1994 to June 30, 1995 all filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.


                    RATIFICATION OF SELECTION OF ACCOUNTANTS

The Board of Directors has selected KPMG Peat Marwick LLP to audit the accounts of the Company for the fiscal year ending June 30, 1996. Such firm, which has served as the Company's independent auditors since the Company's inception in 1982, has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company

Unless instructed to the contrary, the persons named in the enclosed Proxy intend to vote the same in favor of the ratification of KPMG Peat Marwick LLP as the Company's independent auditors.

A representative of KPMG Peat Marwick LLP is expected to attend the Meeting and will have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company's 1996 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices in Bellows Falls, Vermont by June 30, 1996, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.


Bellows Falls, Vermont                                    George S. Norfleet III
October 31, 1995                                                       Secretary

     IMTEC, INC. One Imtec Lane, P. O. Box 809, Bellows Falls, Vermont 05101
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David Sturdevant and Ralph E. Crump as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of Imtec, Inc. (The "Company") held of record by the undersigned on October 23, 1995 at the Annual Meeting of Stockholders to be held on December 4, 1995 or any adjournment thereof.

     1. Election of Directors: FOR all nominees listed below (except as marked to the contrary below) /__/ WITHHOLD AUTHORITY to vote for all nominees listed below /__/
     (Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

Ralph E. Crump                 David Sturdevant                   Robert W. Ham

     2. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1996

     FOR /__/                     AGAINST /__/                     ABSTAIN /__/
     3. To transact such other business as may properly come before the Meeting.









If no direction is made, the proxy will be voted for Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign name exactly as it appears below. When the shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full detail as such. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.




                          Signature ____________________________________




                          Signature if held jointly___________________________



                          Dated:___________________ , 1995